UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008 (December 11, 2008)

TRI-ISTHMUS GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd., #959 Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 860-2501

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

On December 11, 2008, Tri-Isthmus Group, Inc., a Delaware corporation (the “Registrant”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), attached hereto as Exhibit 10.1, among Rural Hospital Acquisition, LLC (“RHA”), an Oklahoma limited liability company and indirect subsidiary of the Registrant, Carol Schuster, an individual residing in Oklahoma (“Seller”), First Physicians Community Healthcare Services, Inc., a Nevada corporation formerly known as Surgical Center Acquisition Holdings, Inc., (“FPCH”) and subsidiary of the Registrant, RHA Tishomingo, LLC, an Oklahoma limited liability company and wholly owned subsidiary of RHA (“RHA Tishomingo”), RHA Stroud, LLC, an Oklahoma limited liability company and wholly owned subsidiary of RHA (“RHA Stroud”), RHA Anadarko, LLC, an Oklahoma limited liability company and wholly owned subsidiary of RHA (“RHA Anadarko”), and Michael Schuster, pursuant to which Purchase Agreement RHA repurchased the 49% issued and outstanding voting membership units of RHA owned by the Seller for an aggregate purchase price of $1,800,000 (the “Transaction”). In connection with the Transaction, RHA issued a promissory note, and the Registrant entered into a guarantee agreement more fully described herein in Item 2.03, which is incorporated herein by reference. The Seller holds approximately forty-two percent (42%) of the Registrant’s common stock, but no other relationship exists between the Seller and the Registrant.

Following the Transaction, the Registrant, through its subsidiaries, became the sole owner of all issued and outstanding voting membership units of RHA. Thus, the Registrant, as the sole shareholder of FPCH, now indirectly owns 100% of RHA. Under the terms of the Purchase Agreement, RHA has paid or will pay consideration comprised of (i) $300,000 in cash paid according to the following schedule: $50,000 cash at closing, and five equal monthly installments of $50,000 in cash to be paid on January 1, 2008, February 1, 2008, March 1, 2008, April 1, 2008, and May 1, 2008 (the “Cash Payments”); and (ii) a promissory note delivered at closing in the principal amount of $1,500,000 (the “Note”), which is more fully described herein in Item 2.03, which is incorporated herein by reference. The Registrant will serve as a guarantor for the Cash Payments owed by RHA under the Purchase Agreement and the Note, as more fully described herein in Item 2.03, which is incorporated herein by reference.

The Purchase Agreement contains customary representations, warranties, covenants, and closing conditions. Pursuant to the Purchase Agreement, Seller will not, without the prior written consent of the Registrant, sell any of the Registrant’s common stock received in conjunction with the transactions contemplated by the Membership Interest Purchase Agreement, dated October 30, 2007, by and among the Registrant, RHA, FPCH, RHA Tishomingo, RHA Stroud, RHA Anadarko and Seller, pursuant to which FPCH purchased its initial 51% membership interest in RHA, except in conjunction with a firmly-underwritten public offering of Registrants’ common stock in which Seller is invited to participate at the Registrant’s sole discretion, until January 1, 2010.

Additionally, effective November 18, 2008, RHA added the trade name Southern Plains Medical Group (“SPMG”), under which RHA will conduct its business following the completion of the Transaction.

On December 12, 2008, the Registrant and certain of its subsidiaries entered into three loan agreements (collectively referred to herein as the “Loan Agreements”) with two Oklahoma-based lenders resulting in an aggregate line of credit of $8.4 million. Registrant obtained the Loan Agreements to purchase the building and property of the Stroud Municipal Hospital and clinics, refinance existing loans totaling $4.6 million, upgrade its facilities, improve its consolidated balance sheet, and maintain general working capital. The Loan Agreements consist of the following three agreements, all of which are evidenced by promissory notes in favor of the respective lender and governed by the loan agreements in substantially the same forms attached hereto as Exhibit 10.2, 10.3, and 10.4, respectively: (1) Loan Agreement, effective November 6, 2008, among RHA Anadarko, as borrower, the Registrant, RHA, FPCH, RHA Tishomingo, RHA Stroud, and TSG Physicians Group, LLC (“TSG”) as guarantors, and Canadian State Bank, a state banking association having an address of 2500 S. Cornwell Drive, Yukon, OK 73099 (“Canadian”) as lender (the “Anadarko Loan”), pursuant to which Canadian agrees to extend a line of credit to RHA Anadarko of up to $3,540,000; (2) Loan Agreement, effective November 6, 2008, among RHA Stroud, as borrower, the Registrant, RHA, FPCH, RHA Tishomingo, RHA Anadarko, and TSG as guarantors, and Valliance Bank, a banking institution having an address of 1601 N.W. Expressway, Oklahoma City, OK 73118 (“Valliance”) as lender (the “Stroud Loan”), pursuant to which Valliance agrees to extend a line of credit to RHA Stroud of up to $3,662,000; and (3) Loan Agreement, effective November 6, 2008, among RHA Tishomingo, as borrower, the Registrant, RHA, FPCH, RHA Anadarko, RHA Stroud, and TSG as guarantors, and Canadian as lender (the “Tishomingo Loan”), pursuant to which Canadian agrees to extend a line of credit to RHA Tishomingo of $1,200,000.

Forms of the promissory note evidencing the Anadarko Loan (the “Anadarko Note”), the promissory note evidencing the Stroud Loan (the “Stroud Note”), and the promissory note evidencing the Tishomingo Loan (the “Tishomingo Note,” and together with the Anadarko Note and the Stroud Note, the “Loan Agreement Notes”) are attached hereto as Exhibit 10.5, 10.6, and 10.7, respectively. Each of the Loan Agreement Notes has an interest rate of two percent above the Wall Street Journal Prime Rate as calculated at the end of each calendar year, and which in no event may be less than seven percent (7%). Principal and interest payments on the Anadarko Note and Tishomingo Note are based on a twenty (20) year amortization and are due and payable beginning November 30, 2008 and the last day of each month thereafter until their maturity date of November 6, 2028. Principal and interest payments on the Stroud Note are based on a sixteen (16) year amortization and are due and payable beginning November 30, 2008 and the last day of each month thereafter until the maturity date of November 6, 2024. The Loan Agreement Notes contain terms providing for prepayment and default interest.

On December 12, 2008, in conjunction with the Loan Agreement Notes, Registrant and certain of its subsidiaries entered into the following guaranty agreements facilitated by the United States Department of Agriculture Rural Development Unconditional Guarantee Business and Industry Guaranteed Loan Program: (i) Guaranty Agreement, attached hereto as Exhibit 10.8, among RHA Anadarko, as borrower, Canadian, as lender, and Registrant, RHA Tishomingo, RHA Stroud, RHA, FPCH, and TSG as guarantors (the “Anadarko Guaranty”); (ii) Guaranty Agreement, attached hereto as Exhibit 10.9, among RHA Stroud, as borrower, Valliance, as lender, and Registrant, RHA Tishomingo, RHA Anadarko, RHA, FPCH, and TSG as guarantors (the “Stroud Guaranty”); and (iii) Guaranty Agreement, attached hereto as Exhibit 10.10, among RHA Tishomingo, as borrower, Canadian, as lender, and Registrant, RHA Anadarko, RHA Stroud, RHA, FPCH, and TSG as guarantors (the “Tishomingo Guaranty,” and together with the Anadarko Guaranty and Stroud Guaranty, the “Loan Agreement Guaranties”). Under the Loan Agreement Guaranties, each of the guarantors agrees to pay the lender, or the Rural Business Cooperative Service, an Agency of the United States Department of Agriculture, Rural Development (the “Agency”), to the extent the Agency pays the lender, all costs due under the applicable Loan Agreement Note, not to exceed the entire value of the applicable Loan Agreement Note, but including all costs incurred to enforce the Loan Agreement Guaranty, including attorney’s fees and costs. Additionally, each guarantor waives notice and many of its rights and defenses.

Item 2.03: Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Transaction, the Registrant and certain of its subsidiaries entered into the agreements described herein in this Item 2.03. The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

(a) On December 11, 2008, in connection with the Purchase Agreement described in Item 1.01, RHA issued a promissory note (the “Promissory Note”), attached hereto as Exhibit 10.11, in the principal amount of $1,500,000 to Seller as consideration for the purchase of her 49% interest in RHA. The note has a maturity date of December 11, 2011 and an annual interest rate calculated as the lesser of (i) the maximum rate of interest under applicable law chargeable by the payee of the Note, taking into account any and all fees, payments and other charges relating to the Note or related documents and (ii) five percent (5%). Interest payments are due quarterly in arrears with each payment due on the first day of each calendar quarter, and the entire unpaid principal balance of the Note is due and payable on December 11, 2011, unless accelerated pursuant to an event of default. The events of default, as defined in the Note are customary. In the event the Registrant receives aggregate net proceeds in excess of $8,000,000 in certain securities offerings, the Note will accelerate and become due and payable thirty (30) days following the date on which the aggregate net proceeds received by the Registrant exceed $8,000,000.

On December 12, 2008, the Registrant and certain of its subsidiaries entered into the Loan Agreements, the Loan Agreement Notes and the Loan Agreement Guaranties as described in Item 1.01.

(b) On December 11, 2008, in connection with the Purchase Agreement described in Item 1.01, the Registrant entered into a Guaranty Agreement (the “Guaranty”) with Seller, in substantially the same form attached hereto as Exhibit 10.12, pursuant to which the Registrant serves as a guarantor for the principal and interest payment obligations of RHA under the Note. The Registrant’s total liability under the Guaranty shall not exceed the principal amount of $1,500,000 and the Registrant waives notice, its rights to require Seller to exhaust her rights and remedies against RHA prior to payment, and its defenses against RHA. Additionally, by the terms of the Purchase Agreement, the Registrant serves as a guarantor for the Cash Payments. In the event RHA fails to make one of the Cash Payments within fifteen (15) business days of its respective due date, the Registrant will be obligated to pay Seller the full amount of the unpaid Cash Payment plus interest payments at twelve percent (12%) per annum. Moreover, in the event RHA fails to timely pay Seller on any Cash Payment prior to the expiration of the fifteen (15) business day grace period, Seller may accelerate all Cash Payments and cause them to be immediately due and payable without further notice or demand.

(d) Not applicable.

(e) Not applicable.

Item 7.01: Regulation FD Disclosure

On December 17, 2008, the Registrant issued a press release announcing the repurchase of the RHA units and the closing of the $8.4 million financing and describing the transactions disclosed in this Current Report on Form 8-K. A copy of the press release dated December 17, 2008 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement, dated October 30, 2007, among Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, RHA Anadarko, and Carol Schuster (filed as Exhibit 2.1 to the Form 8-K, as filed with the SEC on November 5, 2007)
10.1**	Form of Membership Interest Purchase Agreement, dated December 11, 2008, among Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, RHA Anadarko, Carol Schuster and Michael Schuster
10.2	Form of Loan Agreement, effective November 6, 2008, among RHA Anadarko, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, TSG Physicians Group, LLC, and Canadian State Bank
10.3	Form of Loan Agreement, effective November 6, 2008, among RHA Stroud, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Anadarko, LLC, RHA Tishomingo, LLC, TSG Physicians Group, LLC, and Valliance Bank
10.4	Form of Loan Agreement, effective November 6, 2008, among RHA Tishomingo, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Anadarko, LLC, TSG Physicians Group, LLC, and Canadian State Bank
10.5	Form of Promissory Note, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.6	Form of Promissory Note, effective November 6, 2008, by RHA Stroud, LLC, in favor of Valliance Bank
10.7	Form of Promissory Note, effective November 6, 2008, by RHA Tishomingo, LLC, in favor of Canadian State Bank
10.8	USDA Guaranty Agreement, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.9	USDA Guaranty Agreement, effective November 6, 2008, by RHA Stroud, LLC, in favor of Valliance Bank
10.10	USDA Guaranty Agreement, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.11**	Form of Promissory Note, dated December 11, 2008, by Rural Hospital Acquisition, LLC, in favor of Carol Schuster
10.12	Form of Guaranty of Tri-Isthmus Group, Inc., dated December 11, 2008, in favor of Carol Schuster
99.1	Press Release, dated December 17, 2008

* Previously filed with the SEC as indicated, and hereby incorporated herein by reference.

** Certain portions of these documents have been omitted based on a request for confidential treatment submitted to the SEC. The non-public information that has been omitted from these documents has been separately filed with the SEC. Each redacted portion of these documents is indicated by a “[*]” and is subject to the request for confidential treatment submitted to the SEC. The redacted information is confidential information of the Registrant.

EXHIBITS

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement, dated October 30, 2007, among Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, RHA Anadarko, and Carol Schuster (filed as Exhibit 2.1 to the Form 8-K, as filed with the SEC on November 5, 2007)
10.1**	Form of Membership Interest Purchase Agreement, dated December 11, 2008, among Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, RHA Anadarko, Carol Schuster and Michael Schuster
10.2	Form of Loan Agreement, effective November 6, 2008, among RHA Anadarko, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, TSG Physicians Group, LLC, and Canadian State Bank
10.3	Form of Loan Agreement, effective November 6, 2008, among RHA Stroud, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Anadarko, LLC, RHA Tishomingo, LLC, TSG Physicians Group, LLC, and Valliance Bank
10.4	Form of Loan Agreement, effective November 6, 2008, among RHA Tishomingo, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Anadarko, LLC, TSG Physicians Group, LLC, and Canadian State Bank
10.5	Form of Promissory Note, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.6	Form of Promissory Note, effective November 6, 2008, by RHA Stroud, LLC, in favor of Valliance Bank
10.7	Form of Promissory Note, effective November 6, 2008, by RHA Tishomingo, LLC, in favor of Canadian State Bank
10.8	USDA Guaranty Agreement, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.9	USDA Guaranty Agreement, effective November 6, 2008, by RHA Stroud, LLC, in favor of Valliance Bank
10.10	USDA Guaranty Agreement, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.11**	Form of Promissory Note, dated December 11, 2008, by Rural Hospital Acquisition, LLC, in favor of Carol Schuster
10.12	Form of Guaranty of Tri-Isthmus Group, Inc., dated December 11, 2008, in favor of Carol Schuster
99.1	Press Release, dated December 17, 2008

* Previously filed with the SEC as indicated, and hereby incorporated herein by reference.

** Certain portions of these documents have been omitted based on a request for confidential treatment submitted to the SEC. The non-public information that has been omitted from these documents has been separately filed with the SEC. Each redacted portion of these documents is indicated by a “[*]” and is subject to the request for confidential treatment submitted to the SEC. The redacted information is confidential information of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.

Date: December 17, 2008	By:	/s/ Dennis M. Smith

Dennis M. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement, dated October 30, 2007, among Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, RHA Anadarko, and Carol Schuster (filed as Exhibit 2.1 to the Form 8-K, as filed with the SEC on November 5, 2007)
10.1**	Form of Membership Interest Purchase Agreement, dated December 11, 2008, among Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, RHA Anadarko, Carol Schuster and Michael Schuster
10.2	Form of Loan Agreement, effective November 6, 2008, among RHA Anadarko, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Tishomingo, LLC, TSG Physicians Group, LLC, and Canadian State Bank
10.3	Form of Loan Agreement, effective November 6, 2008, among RHA Stroud, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Anadarko, LLC, RHA Tishomingo, LLC, TSG Physicians Group, LLC, and Valliance Bank
10.4	Form of Loan Agreement, effective November 6, 2008, among RHA Tishomingo, LLC, Tri-Isthmus Group, Inc., Rural Hospital Acquisition, LLC, First Physicians Community Healthcare Services, Inc., RHA Stroud, LLC, RHA Anadarko, LLC, TSG Physicians Group, LLC, and Canadian State Bank
10.5	Form of Promissory Note, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.6	Form of Promissory Note, effective November 6, 2008, by RHA Stroud, LLC, in favor of Valliance Bank
10.7	Form of Promissory Note, effective November 6, 2008, by RHA Tishomingo, LLC, in favor of Canadian State Bank
10.8	USDA Guaranty Agreement, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.9	USDA Guaranty Agreement, effective November 6, 2008, by RHA Stroud, LLC, in favor of Valliance Bank
10.10	USDA Guaranty Agreement, effective November 6, 2008, by RHA Anadarko, LLC, in favor of Canadian State Bank
10.11**	Form of Promissory Note, dated December 11, 2008, by Rural Hospital Acquisition, LLC, in favor of Carol Schuster
10.12	Form of Guaranty of Tri-Isthmus Group, Inc., dated December 11, 2008, in favor of Carol Schuster
99.1	Press Release, dated December 17, 2008

* Previously filed with the SEC as indicated, and hereby incorporated herein by reference.

** Certain portions of these documents have been omitted based on a request for confidential treatment submitted to the SEC. The non-public information that has been omitted from these documents has been separately filed with the SEC. Each redacted portion of these documents is indicated by a “[*]” and is subject to the request for confidential treatment submitted to the SEC. The redacted information is confidential information of the Registrant.